UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 22, 2006


                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-27842                   54-1778587
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)


                  101 SW 11th Avenue, Boca Raton, Florida 33486
               (Address of Principal Executive Office) (Zip Code)


                                 (954) 670-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

      Registrant is filing this amended 8-K/A to provide the information under
Item 4.02 regarding the date of the discussion with Registrant's independent accounting firm, Wheeler, Herman, Hopkins & Lagor, P.A., concerning the disclosures under this Item 4.02 and its concurrence with the statements in this Form 8-K/A.

Item 4.02 Non-Reliance on Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review

      The Registrant was advised in March 2006 by its independent registered accounting firm, Wheeler, Herman, Hopkins & Lagor, in connection with the recent audit of the December 31, 2004 financial statements of Solution Technology International, Inc. ("STI"), the Registrant's wholly-owned subsidiary with which it merged effective June 20, 2005, that it had to apply EITF 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock" and SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" to the convertible debentures in the principal amount of $600,000 that it issued to Cornell Capital Partners in 2004. The matter was discussed with the acting CFO of the Registrant and its President. Accordingly, the Board of Directors of the Registrant determined that the June 30, 2005 and September 30, 2005 interim financial statements of the Registrant should not be relied upon because of the error. As a result of the application of these pronouncements, at June 30, 2005 the Registrant recorded a derivative liability of $1,038,799 and convertible debentures of $835,260, and at September 30, 2005 the Registrant recorded a derivative liability of $2,077,598 and convertible debentures of $835,260.

      Further, after the Registrant filed a preliminary Schedule 14C with the Securities and Exchange Commission on January 19, 2006, the subsequent comments by the SEC to the preliminary Schedule 14C identified a need to show liability for shares of the Registrant's common stock to be issued to the former STI shareholders in connection with the merger agreement between STI and the Registrant dated May 19, 2005. On the basis of this error, the Registrant's acting CFO and President discussed the matter and the Board of Directors of the Registrant determined that the June 30, 2005 and September 30, 2005 interim financial statements of the Registrant should not be relied upon and it recorded a liability of $3,462,603 and $3,272,721, respectively, for these interim financial statements.

      A copy of the above disclosures was presented to Wheeler, Herman, Hopkins & Lagor prior to filing the initial Form 8-K in response to this Item 4.02 on March 22, 2006. A copy of the letter addressed to the Commission stating that Wheeler, Herman, Hopkins & Lagor agrees with the statements in response to this
Item 4.02 is attached as an Exhibit to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits

            99.1 Restated financial information for the Quarters ended June 30, 2005 and September 30, 2005, incorporated by reference to
                  Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed March 22, 2006

            99.2 Letter dated May 24, 2006 from Wheeler, Herman, Hopkins & Lagor, P.A. concurring with the statements in this Form 8-K/A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      NETWORTH TECHNOLOGIES, INC.


Dated:   May 24, 2006                 By:    /s/ Anthony Q. Joffe
                                             -----------------------------------
                                             Anthony Joffe
                                             President